UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2014

YUS INTERNATIONAL GROUP LIMITED
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-52020	90-0201309
(Commission File Number)	(IRS Employer Identification No.)

Room A, Block B, 21/F Billion Centre, 1 Wang Kwong Road Kowloon Bay, Kowloon, Hong Kong
(Address of Principal Executive Offices)

852-36986699
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Auditors

On April 8, 2014, Albert Wong & Co. (“Wong”) resigned from the position of the independent registered accounting firm of YUS International Group Limited (the “Company” or “we”, “us”).

Wong's report on the financial statements for the years ended December 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended December 31, 2012 and including Wong’s review of financial statements of the quarterly periods through September 30, 2013, there have been no disagreements with Wong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Wong would have caused them to make reference thereto in their report on the financial statements. Through the interim period from September 30, 2013 to the date of the board decision, there have been no disagreements with Wong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Wong would have caused them to make reference thereto in their report on the financial statements.

We have authorized Wong to respond fully to the inquiries of the successor accountant

During the year ended December 31, 2012 and the interim period through date, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Wong prior to the date of the filing of this Report and requested that Wong furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

New Independent Accountants:

On April 8, 2014, the Company engaged Anthony Kam & Associates Limited, Certified Public Accountants of Hong Kong SAR, China (“AKAL”), as its new registered independent public accountant. During the years ended December 31, 2012 and prior to date (the date of the new engagement), we did not consult with AKAL regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by AKAL, in either case where written or oral advice provided by AKAL would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Albert Wong & Co. Letter dated as of April 9, 2014

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YUS INTERNATIONAL GROUP LIMITED

Dated: April 14, 2014	/s/ Ho Kam Hang
Ho Kam Hang
Chief Executive Officer and Director